SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 5, 2003



                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



                                                         Reckson Associates Realty Corp. -
   Reckson Associates Realty Corp. - Maryland                       11-3233650
 Reckson Operating Partnership, L.P. - Delaware          Reckson Operating Partnership, L.P. -
(State or other jurisdiction of incorporation or                    11-3233647
                  organization)                                 (IRS Employer ID Number)

             225 Broadhollow Road                                       11747
              Melville, New York                                      (Zip Code)
   (Address of principal executive offices)

                                    1-13762
                           (Commission File Number)


                    (631) 694-6900 (Registrant's telephone
                         number, including area code)

Item 7.  Financial Statements and Exhibits

      (c)     Exhibits

      99.1 Reckson Associates Realty Corp. Earnings Press Release dated August 5, 2003


Item 12.  Results of Operations and Financial Condition

      On August 5, 2003, Reckson Associates Realty Corp. (the "Company") issued a press release announcing its consolidated financial results for the quarter ended June 30, 2003. A copy of this press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

      The information contained in this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any registration statement filed by the Company or Reckson Operating Partnership, L.P. under the Securities Act of 1933, as amended.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    RECKSON ASSOCIATES REALTY CORP.


                                    By:   /s/ Michael Maturo
                                       ---------------------------------------
                                       Michael Maturo
                                       Executive Vice President
                                       and Chief Financial Officer


                                    RECKSON OPERATING PARTNERSHIP, L.P.

                                    By:  Reckson Associates Realty Corp.,
                                            its General Partner


                                    By:   /s/ Michael Maturo
                                       ---------------------------------------
                                       Michael Maturo
                                       Executive Vice President
                                       and Chief Financial Officer


Date:  August 6, 2003



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

                                 EXHIBIT INDEX

 Exhibit Number                      Description
 --------------                      -----------

           99.1 Reckson Associates Realty Corp. Earnings Press Release dated August 5, 2003



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